SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 27, 1995



                                  SBARRO, INC.
             (Exact name of registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)


          1-8881                                         11-2501939
  (Commission File Number)                     (IRS Employer Identification No.)


  763 Larkfield Road, Commack, New York                      11725
 (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (516) 864-0200


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.              Other Events..

     On December 27, 1995, the Company received an order signed by the court on December 11, 1995 approving the withdrawal by the plaintiff of the purported class action lawsuit entitled Herman Smilow v. Sbarro, Inc., Mario Sbarro and Robert Koebele filed on May 2, 1995 in the United States District Court in the Eastern District of New York, thereby terminating the action. The institution of the lawsuit was previously reported in the Company's Current Report on Form 8-K dated (date of earliest event reported) May 9, 1995. No payment was made or other consideration given by the Company for the discontinuance of the lawsuit.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  SBARRO, INC.


Date: December 27, 1995                           By:     /s/ Robert S. Koebele
                                                     --------------------------
                                                         Robert S. Koebele,
                                                         Vice President-Finance